UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
 _______________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
 _______________
Date of Report: July 14, 2017
(Date of earliest event reported)
 _______________
TENET HEALTHCARE CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada	1-7293	95-2557091
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1445 Ross Avenue, Suite 1400
Dallas, Texas 75202
(Address of principal executive offices, including zip code)
(469) 893-2200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement
The information set forth below in Item 2.03 is incorporated by reference into this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
As previously announced, on June 14, 2017, Tenet Healthcare Corporation, a Nevada corporation (“Tenet”), issued $830 million in aggregate principal amount of 4.625% senior secured first lien notes due 2024 (the “Tenet Secured First Lien Notes”) and THC Escrow Corporation III (“THC Escrow Corp.”), a Delaware corporation, issued $1.040 billion in aggregate principal amount of 4.625% senior secured first lien notes due 2024 (the “THC Escrow Secured First Lien Notes”), $1.410 billion in aggregate principal amount of 5.125% senior secured second lien notes due 2025 (the “Secured Second Lien Notes”) and $500 million in aggregate principal amount of 7.00% senior unsecured notes due 2025 (the “Unsecured Notes” and, together with the THC Escrow Secured First Lien Notes and the Secured Second Lien Notes, the “THC Escrow Notes;” the THC Escrow Notes and the Tenet Secured First Lien Notes are collectively referred to as the “Notes”). THC Escrow Corp. was established to issue the THC Escrow Notes.
As previously announced, the Tenet Secured First Lien Notes were issued pursuant to an indenture, dated November 6, 2001, between Tenet and The Bank of New York Mellon Trust Company, N.A., as successor trustee to The Bank of New York (in such capacity, the “Tenet First Lien Trustee”), as supplemented by the twenty-ninth supplemental indenture (collectively, the “Tenet Secured First Lien Indenture”), among Tenet, the guarantors party thereto and the Tenet First Lien Trustee, dated June 14, 2017. The THC Escrow Secured First Lien Notes were issued pursuant to an indenture, dated June 14, 2017, between THC Escrow Corp. and The Bank of New York Mellon Trust Company, N.A., as trustee (the “THC Secured First Lien Indenture”). The Secured Second Lien Notes were issued pursuant to an indenture, dated June 14, 2017, between THC Escrow Corp. and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Secured Second Lien Indenture”). The Unsecured Notes were issued pursuant to an indenture, dated June 14, 2017, between THC Escrow Corp. and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Unsecured Indenture” and, together with the Tenet Secured First Lien Indenture, the THC Secured First Lien Indenture and the Secured Second Lien Indenture, the “Indentures”). The descriptions of the terms of the Indentures and the Notes contained in Tenet’s Current Report on Form 8-K, dated June 14, 2017 and filed with the SEC June 16, 2017, are incorporated herein by reference.
On July 14, 2017, Tenet (i) assumed THC Escrow Corp.’s obligations of the Secured Second Lien Notes and the Secured Second Lien Indenture and (ii) effected a mandatory exchange of all outstanding THC Escrow Secured First Lien Notes for a like principal amount of newly issued Tenet Secured First Lien Notes.
In connection with the issuance of the Secured Second Lien Notes, Tenet also entered into an Exchange and Registration Rights Agreement, dated as of July 14, 2017 (the “Registration Rights Agreement”), with Barclays Capital Inc. as representative of the other initial purchasers of the Secured Second Lien Notes named therein. Pursuant to the Registration Rights Agreement, in certain circumstances, Tenet has agreed to use commercially reasonable efforts to register the Secured Second Lien Notes with the SEC if the Secured Second Lien Notes have not become freely tradable (as defined in the agreement) on or before the 380th day following the issue date of the Secured Second Lien Notes.
The foregoing is a summary and is qualified by reference to the applicable Indentures and the Registration Rights Agreement, which are filed herewith as Exhibits 4.1, 4.2, 4.3, 4.4, and 10.1, respectively, and are incorporated herein by reference.
Item 8.01    Other Events.
On July 14, 2017, Tenet redeemed: (i) $900 million aggregate principal amount of its outstanding Floating Rate Senior Secured Notes due 2020; (ii) $1.100 billion aggregate principal amount of its outstanding 5% Senior Notes due 2019; and (iii) $1.041 billion aggregate principal amount of its outstanding 6.25% Senior Notes due 2018.

Item 9.01    Financial Statements and Exhibits.
(a)    The following exhibits are filed as a part of this Report.

Exhibit No.	Description
4.1
Indenture dated as of November 6, 2001, between Tenet and the Bank of New York Mellon Trust Company, N.A., as successor trustee to The Bank of New York (incorporated by reference to Tenet’s Current Report on Form 8-K, dated November 6, 2001 and filed November 9, 2001).

4.2
Twenty-Ninth Supplemental Indenture dated as of June 14, 2017, among Tenet, certain of its subsidiaries and The Bank of New York Mellon Trust Company, N.A. (incorporated by reference to Tenet’s Current Report on Form 8-K, dated June 14, 2017 and filed June 16, 2017).

4.3
Senior Secured Second Lien Notes Indenture dated as of June 14, 2017, between THC Escrow Corp. and the Bank of New York Mellon Trust Company, N.A. (incorporated by reference to Tenet’s Current Report on Form 8-K, dated June 14, 2017 and filed June 16, 2017).

4.4	Supplemental Indenture dated as of July 14, 2017, among Tenet, certain of its subsidiaries and The Bank of New York Mellon Trust Company, N.A.
10.1
Exchange and Registration Rights Agreement dated as of July 14, 2017, among Tenet, certain of its subsidiaries and Barclays Capital Inc. as representative of the other initial purchasers of the Notes named therein.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION

Date: July 17, 2017	By:	/s/ Paul A. Castanon
Paul A. Castanon
Vice President, Deputy General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
4.1
Indenture dated as of November 6, 2001, between Tenet and the Bank of New York Mellon Trust Company, N.A., as successor trustee to The Bank of New York (incorporated by reference to Tenet’s Current Report on Form 8-K, dated November 6, 2001 and filed November 9, 2001).

4.2
Twenty-Ninth Supplemental Indenture dated as of June 14, 2017, among Tenet, certain of its subsidiaries and The Bank of New York Mellon Trust Company, N.A. (incorporated by reference to Tenet’s Current Report on Form 8-K, dated June 14, 2017 and filed June 16, 2017).

4.3
Senior Secured Second Lien Notes Indenture dated as of June 14, 2017, between THC Escrow Corp. and the Bank of New York Mellon Trust Company, N.A. (incorporated by reference to Tenet’s Current Report on Form 8-K, dated June 14, 2017 and filed June 16, 2017).

4.4	Supplemental Indenture dated as of July 14, 2017, among Tenet, certain of its subsidiaries and The Bank of New York Mellon Trust Company, N.A.
10.1
Exchange and Registration Rights Agreement dated as of July 14, 2017, among Tenet, certain of its subsidiaries and Barclays Capital Inc. as representative of the other initial purchasers of the Notes named therein.